Non-Controlling Interest	12 Months Ended
Dec. 31, 2023
Non-Controlling Interests [Abstract]
Non-controlling Interest	Non-Controlling Interest
As of December 31, 2023, non-controlling interests include Entrega and Follica. Ownership interests of the non-controlling interests in these entities as of December 31, 2023 were 11.7 percent, and 19.9 percent, respectively. As of December 31, 2022, non-controlling interests include Entrega, Follica, and Vedanta. Ownership interests of the non-controlling interests in these entities were 11.7 percent , 19.9 percent, and 12.2 percent, respectively. As of December 31, 2021, non-controlling interests include Entrega, Follica, Sonde, and Vedanta. Ownership interests of the non-controlling interests in these entities were 11.7 percent, 19.9 percent, 6.2 percent and 3.7 percent, respectively. During the year ended December 31, 2023, Vedanta Biosciences, Inc was deconsolidated. During the year ended December 31, 2022, Sonde Health, Inc was deconsolidated. See Note 5. Investments Held at Fair Value.
Non-controlling interests include the amounts recorded for subsidiary stock options.
On June 11, 2021, the Group acquired the remaining 17.1 percent of the minority non-controlling interests of Alivio (after exercise of all in the money stock options) increasing its ownership to 100.0 percent of Alivio. The consideration for such non-controlling interests amounted to $1,224, to be paid in three equal installments, with the first installment of $408 paid at the effective date of the transaction and two additional installments to be paid upon the occurrence of certain contingent events. The Group recorded a contingent consideration liability of $560 at fair value for the two additional installments, resulting in a total acquisition cost of $968. The excess of the consideration paid over the book value of the non-controlling interest of approximately $9,636 was recorded directly as a charge to shareholders’ equity. The second installment of $408 was paid in July 2021, upon the occurrence of the contingent event specified in the agreement. The contingent consideration liability was adjusted to fair value at the end of each reporting period with changes in fair value recorded in earnings. Changes in fair value of the aforementioned contingent consideration liability were not material. As of December 31, 2022, the remaining contingent liability was reduced to zero as the second contingent event did not occur.
On December 1, 2021, option holders in Entrega exercised options into shares of common stock, increasing the NCI interest held from 0.2 percent to 11.7 percent. During 2021, option holders in Vedanta exercised options and increased the NCI interest to 3.7 percent. The exercise of the options resulted in an increase in the NCI share in Entrega and Vedanta shareholder's deficit of $5,887. The amount together with the consideration paid by NCI ($101) amounted to $5,988 and was recorded as a gain directly in shareholders' equity.
On February 15, 2022, option holders in Vedanta exercised options into shares of common stock, increasing the NCI interest held from 3.7 percent to 12.2 percent. The exercise of the options resulted in an increase in the NCI share in Vedanta shareholder's deficit of $15,171. The amount together with the consideration paid by NCI ($7) amounted to $15,171 and was recorded as a gain directly in shareholders' equity.